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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    October 18, 2001
                                                   (October 18, 2001)



                               GLOBAL MARINE INC.
               (Exact name of registrant as specified in charter)


           Delaware                   1-5471                95-1849298
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    file number)         Identification No.)



 777 N. Eldridge Parkway,  Houston, Texas                    77079-4493
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (281) 596-5100

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ITEM 5.  OTHER EVENTS

On October 18, 2001, Global Marine Inc. and Santa Fe International Corporation issued a joint news release announcing that they have obtained U.K. merger clearance. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

          99.1 Global Marine Inc. and Santa Fe International Corporation Joint News Release dated October 18, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GLOBAL MARINE INC.



Date: October 18, 2001        By: /s/ Alexander A. Krezel
                                  ----------------------------------------------
                                  Alexander A. Krezel
                                  Vice President, Corporate Secretary
                                  and Assistant General Counsel
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                               INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------

 99.1 Global Marine Inc. and Santa Fe International Corporation Joint News Release dated October 18, 2001.